                                                                     EXHIBIT 3.1

                         CERTIFICATE OF INCORPORATION OF
                           Z-TEL COMMUNICATIONS, INC.

      1. The name of the corporation is Z-Tel Communications, Inc.

      2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      4. The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each of such shares is Zero Dollars and One Cent ($0.01) amounting in the aggregate to Ten Dollars and No Cents ($10.00).

      5. The board of directors is authorized to make, alter or repeal the bylaws of the corporation. Election of directors need not be by written ballot.

      6. The name and mailing address of the sole incorporator is:

                                 Laura Vitalo
                                 Corporation Trust Center
                                 1209 Orange Street
                                 Wilmington, Delaware 19801


      7. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

      8. The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

      I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 19th day of March, 1998.

                                                /s/ Laura Vitalo
                                                --------------------------------
                                                Laura Vitalo, Sole Incorporator

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           Z-TEL COMMUNICATIONS, INC.

      Z-Tel Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

      The name of the corporation is Z-Tel Communications, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State was March 19, 1998.

      The text of the Certificate of Incorporation as amended or supplemented heretofore is further amended hereby to read as herein set forth in full:

      1.    The name of the corporation is Z-Tel Technologies, Inc.

      2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      4. The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each of such shares is Zero Dollars and One Cent ($.01) amounting in the aggregate to Ten Dollars and No Cents ($10.00).

      5. The board of directors is authorized to make, alter or repeal the bylaws of the corporation. Election of directors need not be by written ballot.

      6.    The name and mailing address of the sole incorporator is:

                                    Laura Vitalo
                                    Corporation Trust Center
                                    1209 Orange Street
                                    Wilmington, Delaware 19801


      7. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware

            General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

      8. The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

      This Restated Certificate of Incorporation was duly adopted by the Board of Directors in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware. The corporation has not received payment for its capital.

      This Restated Certificate of Incorporation shall be effective on April 2, 1998.

      IN WITNESS WHEREOF, said Z-Tel Communications, Inc. has caused this Certificate to be signed by D. Gregory Smith, its president, this 2nd day of April, 1998.

                                                   /s/ D. Gregory Smith
                                                   -----------------------------
                                                   D. Gregory Smith, President

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            Z-TEL TECHNOLOGIES, INC.


      Z-Tel Technologies, Inc., a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

      1. The name of the corporation is Z-Tel Technologies, Inc. The original Certificate of Incorporation was filed with the Secretary of State of Delaware on March 19, 1998.

      2. This Restated Certificate of Incorporation restates and integrates and also further amends the Certificate of Incorporation of the Corporation. This Amended and Restated Certificate of Incorporation was proposed by the board of directors and duly adopted by the stockholders of the Corporation in the manner and by the vote prescribed by Sections 228,242 and 245 of the General Corporation Law of the State of Delaware (as the same exists or may hereafter be amended). The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I

                                      NAME

      The name of the corporation is Z-Tel Technologies, Inc.

                                   ARTICLE II

                       REGISTERED OFFICE; REGISTERED AGENT

      The address of the corporation's registered office in the State of Delaware is: Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the corporation's registered agent at such address is: The Corporation Trust Company.

                                   ARTICLE III

                               PURPOSES AND POWERS

      The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:00 AM 10/21/1998
                                                          981405585 - 2873445

                                   ARTICLE IV

                                  CAPITAL STOCK

      The total number of shares of stock which the corporation shall have authority to issue is 50,000,000, of which 30,000,000 shall be shares of common stock, $.01 par value per share (the "Common Shares"), and 20,000,000 shall be shares of preferred stock, $.01 par value per share (the "Preferred Shares"). The designations, voting powers and relative rights and preferences of the two classes of shares of stock shall be as set forth below.

      A.    COMMON SHARES

            1. POWERS, RIGHTS AND PREFERENCES. The Common Shares shall be without distinction as to powers, rights and preferences, and shall have one vote per share on all matters on which shareholders are generally entitled to vote.

            2. DIVIDENDS. After the requirements regarding preferential dividends on the Preferred Shares (fixed in accordance with the provisions of paragraph B of this Article IV), if any, have been met and after the corporation has complied with all of the requirements, if any, regarding the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of paragraph B of this Article IV) and subject further to any other conditions which may be fixed in accordance with the provisions of paragraph B of this Article IV, then but not otherwise, the holders of Common Shares shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors.

            3. DISTRIBUTIONS. After distribution in full of the preferential amount (as may be fixed in accordance with the provisions of paragraph B of this Article IV), if any, to be distributed to the holders of Preferred Shares, and subject to any further rights of the holders of Preferred Shares (as may be fixed in accordance with the provisions of paragraph B of this Article IV) to further participate in a liquidation, distribution or sale or assets, dissolution or winding-up of the corporation, all its remaining assets, tangible and intangible, of whatever kind available for distribution to the shareholders, ratably in proportion to the number of Common Shares held by each.

      B.    PREFERRED SHARES

            1. ISSUANCE BY BOARD RESOLUTION; SERIES. The board of directors of the corporation shall have the authority by resolution to issue from time to time Preferred Shares on such terms as it may determine and for such consideration as fixed by the board of directors. The Preferred Shares may be issued in one or more series as may be determined from time to time by the board of directors. Each series shall be distinctly designated by number, letter or title. All Preferred Shares of any one series shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

            2. PREFERENCES AND RIGHTS. Subject to the provisions of subparagraph 3 of this paragraph B of Article IV, the board of directors of the corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any Preferred Shares of each particular series, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any, of such series.

            3. ISSUANCE OF PREFERRED SHARES. The relative powers, preferences and rights of each series of Preferred Shares in relation to the powers, preferences and rights of other series of Preferred Shares shall, in each case, be as fixed from time to time by the board of directors in resolutions adopted pursuant to authority granted in this paragraph B of Article IV, and the consent by series vote or otherwise, of the holders of such of the series of Preferred Shares as are from time to time outstanding shall not be required for the issuance by the board of directors of any other series of Preferred Shares, whether or not the powers, preferences and rights of such other series shall be fixed by the board of directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the board of directors may provide in such resolutions regarding any series of Preferred Shares that the consent of the holders of a certain percentage, as fixed therein by the board of directors, of the outstanding Preferred Shares of such series shall be required for the issuance of any other series of Preferred Shares.

                                    ARTICLE V

                                  INCORPORATOR

      The name and mailing address of the incorporator is:

                             Laura Vitalo
                             The Corporation Trust Company
                             Corporation Trust Center
                             1209 Orange Street
                             Wilmington, Delaware 19801

                                   ARTICLE VI

                                    DIRECTORS

      A. NUMBER OF DIRECTORS. The affairs of the corporation shall be managed and conducted by a board of directors, and unless otherwise provided in the by-laws, the election of directors need not be by written ballot. The number of directors which shall constitute the whole board of directors shall be fixed by, or in the manner provided in, the by-laws of the corporation.

      B. POWER AND AUTHORITY OF THE BOARD OF DIRECTORS: The board of directors shall have such powers as are conferred on the board of directors by the laws of the State of Delaware. In furtherance of such powers, the board of directors is expressly authorized to adopt, amend or repeal the by-laws of the corporation without the consent or vote of the stockholders.

                                   ARTICLE VII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Each person who is or was a director or officer of the corporation and each person who serves or served at the request of the corporation as a director, officer or partner of another enterprise shall be indemnified by the corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of the State of Delaware as the same now exists or may be hereafter amended. No amendment to or repeal of this Article VII shall apply to or have any effect on the rights of any individual referred to in this
Article VII for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal.

                                   ARTICLE VIII

                  ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS

      To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may be hereafter amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

                                   ARTICLE IX

                              RESERVATION OF POWERS

      The corporation reserves the right to amend, alter or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

      The undersigned, being the Secretary of the corporation does hereby certify that the corporation has amended and restated its Certificate of Incorporation as set forth above, does hereby certify that such amendment and restatement has been duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, and does hereby make and file this Amended and Restated Certificate of Incorporation.

Dated: October 20, 1998

                                                 /s/ Russell T. Alba
                                                 -------------------------------
                                                 Russell T. Alba, Secretary

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            Z-TEL TECHNOLOGIES, INC.

            I, the undersigned, Secretary of Z-Tel Technologies, Inc., a corporation existing under the laws of the State of Delaware (the
"Corporation"), does hereby certify as follows:

            FIRST: That the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 19, 1998 and the Amended and Restated Certificate of Incorporation was filed on October 2 1, 1998.

            SECOND: That this amendment to the Amended and Restated Certificate of Incorporation is hereby amended, for the purposes of increasing the Corporation's authorized capital stock, as follows: by striking out ARTICLE IV thereof as it now exists and inserting in lieu thereof a new ARTICLE IV reading in its entirety, as follows:

                                   "ARTICLE IV

            The total number of shares that the Corporation shall have authority to issue is 200,000,000 shares, consisting of 150,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock")."

            THIRD: That such amendment was proposed by the board of directors and duly adopted by the stockholders of the Corporation in the manner and by the vote prescribed by Sections 228, 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by me and are true and correct.

            Date: November 23, 1999

                                             Z-TEL TECHNOLOGIES, INC.

                                                  /s/ Mark Johnson
                                               ---------------------------------
                                               Mark Johnson
                                               Secretary

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            Z-TEL TECHNOLOGIES, INC.

      The undersigned Chief Executive Officer and President of Z-Tel Technologies, Inc., a corporation existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

      FIRST: That this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, filed on October 21, 1998 (the "Amended Certificate"), hereby further amends the Amended Certificate, for purposes of dividing the board of directors of the corporation into three classes, as follows: by striking out ARTICLE VI thereof in its entirety and inserting in its place a new ARTICLE VI, as follows:

                                   "ARTICLE VI

                                    Directors

      A. The management of the business and the conduct of the affairs of the corporation shall be vested in a board of directors.

      B. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Shares as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2001, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2002, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003. At each annual meeting of stockholders following the initial classification and election, the respective successors of each class shall be elected for three-year terms.

      C. The directors of the corporation need not be elected by written ballot unless the bylaws of the corporation so provide. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

      D. The number of directors of the corporation shall be fixed and may be changed from time to time by resolution of the board of directors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

      E. Any vacancies on the board of directors resulting from death, resignation, disqualification, removal, increase in the number of directors constituting the board of directors, or other causes, unless the board of directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, and except as otherwise provided by law, shall be filled only by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the board of directors, and not by the stockholders. If any applicable provision of the General Corporation Law of the State of Delaware expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such meeting only by the affirmative vote of at least 80 percent of the voting power of all shares of the corporation entitled to vote generally in the election of directors voting as a single class.

      F. Any additional director of any class elected to fill a newly created directorship shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors constituting the board of directors remove or shorten the term of any incumbent director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

      G. Directors may be removed only for cause, and only by the affirmative vote of at least 80 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class.

      H. Notwithstanding the foregoing, whenever the holders of any one or more class or series of capital stock issued by the corporation shall have the right, voting separately as a class or series or with one or more such other classes or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this certificate of incorporation (including any certificate of designations relating to any class or series of capital stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms."

      SECOND: That this Certificate of Amendment was proposed by the board of directors and duly adopted by the stockholders of the corporation in the manner and by the vote prescribed by Sections 141(d) and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by me and are true and correct.

Date: May 30, 2000

                                          Z-TEL TECHNOLOGIES, INC.

                                          /s/ D. Gregory Smith
                                          --------------------------------------
                                          D. Gregory Smith
                                          Chief Executive Officer and President

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:30 PM 06/04/2001
   010267117 - 2873445

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            Z-TEL TECHNOLOGIES, INC.

            The undersigned Chief Executive Officer and President of Z-Tel Technologies, Inc., a corporation existing under the laws of the State of Delaware (the "Corporation), does hereby certify as follows:

            FIRST: That this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, filed on October 21, 1998 (the "Amended Certificate"), hereby further amends the Amended Certificate, by adding a new ARTICLE X, as follows:

                                    ARTICLE X

                               STOCKHOLDER ACTION

            Any action required or permitted to be taken at any annual or special meeting of stockholders of this corporation may be taken only upon the vote of such stockholders at an annual or special meeting thereof duly called in accordance with the terms of the by-laws of this corporation, and may not be taken by written consent of such stockholders.

            SECOND: That this Certificate of Amendment was proposed by the board of directors and duly adopted by the stockholders of the corporation in the manner and by the vote prescribed by Sections 141(d) and 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by me and are true and correct.

      Date: June 4, 2001

      ATTEST:                              Z-TEL TECHNOLOGIES, INC.

      /s/ Jeffrey H. Kupor                 /s/ D. Gregory Smith
      ------------------------             ---------------------------------
      Jeffrey H. Kupor                     D. Gregory Smith
      Secretary                            Chief Executive Officer and President

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            Z-TEL TECHNOLOGIES, INC.

      The undersigned Chief Executive Officer and President of Z-Tel Technologies, Inc., a corporation existing under the laws of the State of Delaware (the "Corporation), does hereby certify as follows:

      FIRST: That this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, filed on October 21, 1998 (the "Amended Certificate"), hereby further amends the Amended Certificate, by adding a new
ARTICLE X, as follows:

                                    ARTICLE X

                               STOCKHOLDER ACTION

      Any action required or permitted to be taken at any annual or special meeting of stockholders of this corporation may be taken only upon the vote of such stockholders at an annual or special meeting thereof duly called in accordance with the terms of the by-laws of this corporation, and may not be taken by written consent of such stockholders.

      SECOND: That this Certificate of Amendment was proposed by the board of directors and duly adopted by the stockholders of the corporation in the manner and by the vote prescribed by Sections 141(d) and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by me and are true and correct.

Date: June 4, 2001

ATTEST:                                    Z-TEL TECHNOLOGIES, INC.

/s/ Jeffrey H. Kupor                       /s/ D. Gregory Smith
-----------------------------              -------------------------------------
Jeffrey H. Kupor                           D. Gregory Smith
Secretary                                  Chief Executive Officer and President

                            CERTIFICATE OF CORRECTION
                                     TO THE
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            Z-TEL TECHNOLOGIES, INC.

            Z-Tel Technologies, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

            1. The name of the Corporation is Z-Tel Technologies, Inc.

            2. A Certificate of Amendment of Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 30, 2000, and said Certificate of Amendment requires correction as permitted by subsection
(f) of Section 103 of the General Corporation Law of the State of Delaware.

            3. The inaccuracy or defect of said Certificate of Amendment to be corrected is that Article VI of the Amended and Restated Certificate of Incorporation, filed with the Secretary of State on October 21, 1998, was inadvertently struck out in its entirety. The replacement language was only intended to supersede paragraph A of Article VI that set forth general provisions related to the directors of the Corporation. As a result of this error, paragraph B of Article VI was inadvertently removed from the Certificate of Incorporation.

            4. Article FIRST of the Certificate of Amendment is corrected to read in its entirety as follows:

            "FIRST: That this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, filed on October 21, 1998 (the "Amended Certificate"), hereby further amends the Amended Certificate, for purposes of dividing the board of directors of the corporation into three classes, as follows: by relettering paragraph B thereof to be paragraph I and by striking out paragraph A of
            ARTICLE VI thereof in its entirety and inserting in its place new paragraphs A-H of ARTICLE VI, as follows:

                                   `ARTICLE VI

                                    Directors

A. The management of the business and the conduct of the affairs of the corporation shall be vested in a board of directors.

B. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Shares as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2001, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2002, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2003. At each annual meeting of stockholders following the initial classification and election, the respective successors of each class shall be elected for three-year terms.

C. The directors of the corporation need not be elected by written ballot unless the bylaws of the corporation so provide. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

D. The number of directors of the corporation shall be fixed and may be changed from time to time by resolution of the board of directors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

E. Any vacancies on the board of directors resulting from death, resignation, disqualification, removal, increase in the number of directors constituting the board of directors, or other causes, unless the board of directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, and except as otherwise provided by law, shall be filled only by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the board of directors, and not by the stockholders. If any applicable provision of the General Corporation Law of the State of Delaware expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such meeting only by the affirmative vote of at least 80 percent of the voting power of all shares of the corporation entitled to vote generally in the election of directors voting as a single class.

F. Any additional director of any class elected to fill a newly created directorship shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors constituting the board of directors remove or shorten the term of any incumbent director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

G. Directors may be removed only for cause, and only by the affirmative vote of at least 80 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class.

H. Notwithstanding the foregoing, whenever the holders of any one or more class or series of capital stock issued by the corporation shall have the right, voting separately as a class or series or with one or more such other classes or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this certificate of incorporation (including any certificate of designations relating to any class or series of capital stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms.'"

            IN WITNESS WHEREOF, Z-Tel Technologies, Inc. has caused this Certificate to be executed this _____ day of ________, 2004.

                                             Z-TEL TECHNOLOGIES, INC.

                                             By:
                                                _______________________________
                                                Name:
                                                Title:

                            CERTIFICATE OF CORRECTION
                                     TO THE
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            Z-TEL TECHNOLOGIES, INC.

            Z-Tel Technologies, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

            1. The name of the Corporation is Z-Tel Technologies, Inc.

            2. A Certificate of Amendment of Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 13, 1999, and said Certificate of Amendment requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware.

            3. The inaccuracy or defect of said Certificate of Amendment to be corrected is that Article IV of the Amended and Restated Certificate of Incorporation, filed with the Secretary of State on October 21, 1998, was inadvertently struck out in its entirety. The replacement language was only intended to supersede the portion of the first paragraph of Article IV that set forth the authorized number of common and preferred shares of the Corporation. As a result of this error, the portions of Article IV setting forth additional details related to the common and preferred shares were inadvertently removed from the Certificate of Incorporation.

            4. Article SECOND of the Certificate of Amendment is corrected to read in its entirety as follows:

            "SECOND: That this amendment to the Amended and Restated Certificate of Incorporation is hereby amended, for the purposes of increasing the Corporation's authorized capital stock, as follows: by striking out the first sentence of the first paragraph of ARTICLE IV thereof as it now exists and inserting in lieu thereof a new first sentence of the first paragraph of ARTICLE IV reading in its entirety, as follows:

                                   'ARTICLE IV

                                  Capital Stock

            The total number of shares that the Corporation shall have authority to issue is 200,000,000 shares, consisting of 150,000,000 shares of common stock, par value $0.01 per share (the "Common Shares"), and 50,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Shares").'"

            IN WITNESS WHEREOF, Z-Tel Technologies, Inc. has caused this Certificate to be executed this _____ day of ________, 2004.

                                             Z-TEL TECHNOLOGIES, INC.

                                             By: ______________________________

                                                Name:
                                                Title:

                                       2